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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62657) pertaining to the Retirement Plan for Employees of the Central Reserve Life Insurance Company of our report dated March 17, 1999, with respect to the consolidated financial statements and schedules of Ceres Group, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1998.


                                                               Ernst & Young LLP

Cleveland, Ohio
March 26, 1999